Preserver Alternative Opportunities Fund
Schedule of Investments
May 31, 2023 - (Unaudited)
EXCHANGE-TRADED FUNDS — 2.80% Shares Fair Value
iShares® 20+ Year Treasury Bond ETF 2,000 $ 205,980
iShares® iBoxx® $ Investment Grade
Corporate Bond ETF 1,043 112,248
Total Exchange-Traded Funds (Cost $342,590) 318,228
LOAN PARTICIPATION NOTES — 13.17%
Principal
Amount
Drip Capital SPV Vasco LLC, Series 2022-J, 8.00% , 6/1/2023
(a)
$ 1,500,000 1,500,000
Total Loan Participation Notes (Cost $1,500,000) 1,500,000
Total Investments — 15.97% (Cost $1,842,590) 1,818,228
Other Assets in Excess of Liabilities — 84.03% 9,569,831
NET ASSETS — 100.00% $ 11,388,059
(a) Illiquid security. The security is being fair valued in accordance with the Trust's fair valuation policies.
The total fair value of these securities as of May 31, 2023 was $1,500,000, representing 13.17% of net assets.
ETF - Exchange-Traded Fund